UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 3, 2018

Hines Global Income Trust, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01 Entry Into a Material Definitive Agreement.

The information discussed under Item 2.01 and Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 5, 2018, Hines Global Income Trust, Inc. (“Hines Global” or the "Company"), through a wholly-owned subsidiary of its operating partnership, acquired from Fresh Park Venlo B.V. (the "Seller") the leasehold interest in Fresh Park Venlo, a specialized logistics park located in Venlo, the Netherlands. The Seller is not affiliated with Hines Global or its affiliates.

Fresh Park Venlo is comprised of 23 buildings constructed between 1960 and 2018, and consists of approximately 2,863,630 leasable square feet that is, in the aggregate, 95% leased to more than 60 tenants.

The purchase price for Fresh Park Venlo was €117.5 million (approximately $136.3 million assuming a rate of $1.16 per EUR on the date of the transaction), exclusive of transaction costs and working capital reserves. Hines Global funded the acquisition using proceeds from its public offering, an advance under its credit facility with Hines Interests Limited Partnership (“Hines”), an affiliate of Hines Global, and a secured mortgage from a third-party, which is described further in Item 2.03 below.

The estimated going-in capitalization rate for Fresh Park Venlo is approximately 6.7%. The estimated going-in capitalization rate is determined by dividing the projected property revenues in excess of expenses for the first fiscal year by the net purchase price (excluding closing costs and taxes). Property revenues in excess of expenses includes all projected operating revenues (rental income, tenant reimbursements, parking and any other property-related income) less all projected operating expenses (property operating and maintenance expenses, property taxes, insurance and property management fees). The projected property revenues in excess of expenses includes assumptions which may not be indicative of the actual future performance of the property, including the assumption that the current tenants will perform under their lease agreements during the next 12 months and assumptions related to leasing vacant space.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 3, 2018, Hines Global, through a wholly-owned subsidiary of its operating partnership, entered into a facility agreement (the "Facility") with Deutsche Pfandbriefbank AG (“PBB”), as borrower, and HGIT Fresh Park Venlo Holdings LLC and HGIT Fresh Park Partner LLC, as Guarantors, to fund the acquisition of Fresh Park Venlo. The Facility is for the principal sum of approximately €75.0 million (approximately $87.0 million assuming a rate of $1.16 per EUR on the date of the transaction). Interest accrued on the Facility is due and payable quarterly on the fifteenth day of February, May, August, and November in each year, with the first interest payment date being November 15, 2018. The Facility has a floating interest rate of Euribor + 1.50% per annum. Repayment of principal is due upon the maturity of the Facility on August 15, 2023.

The Facility may be prepaid at any time, beginning ten business days after the date of the Facility, subject to certain prepayment fees and conditions, including but not limited to providing not less than 5 days’ advance written notice to PBB.

The Facility contains various customary events of default, with corresponding grace periods, including, without limitation, payment defaults and bankruptcy defaults. The Facility also contains customary financial and other covenants, including, without limitation, covenants regarding the debt yield, failure to maintain a property management agreement and other customary covenants which are more fully described therein. Upon the occurrence of any default, PBB may declare all sums owed under the Facility immediately due and payable.

Item 7.01 Regulation FD Disclosure.

On October 9, 2018, Hines issued a press release relating to Hines Global's acquisition of Fresh Park Venlo. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit furnished herewith, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(a) and (b) Financial Statements of Businesses Acquired and Pro Forma Financial Information.

To be filed by amendment. Hines Global hereby undertakes to file any financial statements required to be filed in response to this item on an amendment to this Current Report on Form 8-K no later than December 24, 2018.

(d) Exhibits:

99.1	Press Release of Hines, dated October 9, 2018

Statements in this Current Report on Form 8-K, including but not limited to intentions, beliefs, expectations or projections relating to the estimated going-in capitalization rate for the property described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Such statements are based on current expectations and assumptions with respect to, among other things, tenant performance, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with the ability and willingness of the current tenants to continue to make rental payments pursuant to their lease agreements and other risks described in the “Risk Factors” section of Hines Global’s Annual Report on Form 10-K for the year ended December 31, 2017, as updated by its other filings with the SEC. You are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES GLOBAL INCOME TRUST, INC.

October 9, 2018	By:	/s/ J. Shea Morgenroth
J. Shea Morgenroth
Chief Accounting Officer and Treasurer